EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS

Board of Directors
International Isotopes Inc.

We consent to the use of our report incorporated herein by reference.


/s/ KPMG LLP
KPMG LLP
Dallas, Texas
January 28, 1999